POWERS OF ATTORNEY
Exhibit 24

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a direct or indirect general partner, director, officer or manager of any partnership, corporation or limited liability company, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the Financial Industry Regulatory Authority, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 29th day of January, 2021.

ARCH VENTURE FUND X, L.P.

By:      ARCH Venture Partners X, L.P.
its General Partner

By:    ARCH Venture Partners X, LLC.
its General Partner

By:        /s/ Keith Crandell
__________________________
Managing Director

ARCH VENTURE PARTNERS X, L.P.

By:    ARCH Venture Partners X, LLC
its General Partner

By:      /s/ Keith Crandell
__________________________
Managing Director

ARCH VENTURE PARTNERS X, LLC

By:   /s/ Keith Crandell
__________________________
Managing Director

/s/ Keith Crandell
___________________
Keith Crandell

/s/Robert Nelsen
___________________
Robert Nelsen

/s/Kristina Burow
___________________
Kristina Burow

/s/Steven Gillis
___________________
Steven Gillis

POWERS OF ATTORNEY
Exhibit 24.1

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a direct or indirect general partner, director, officer or manager of any partnership, corporation or limited liability company, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the Financial Industry Regulatory Authority, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 29th day of January, 2021.

ARCH VENTURE FUND X OVERAGE, L.P.

By:      ARCH Venture Partners X Overage, L.P.
its General Partner

By:    ARCH Venture Partners X, LLC.
its General Partner

By:        /s/ Keith Crandell
__________________________
Managing Director

ARCH VENTURE PARTNERS X OVERAGE, L.P.

By:    ARCH Venture Partners X, LLC
its General Partner

By:      /s/ Keith Crandell
__________________________
Managing Director

ARCH VENTURE PARTNERS X, LLC

By:   /s/ Keith Crandell
__________________________
Managing Director

/s/ Keith Crandell
___________________
Keith Crandell

/s/Robert Nelsen
___________________
Robert Nelsen

/s/Kristina Burow
___________________
Kristina Burow

/s/Steven Gillis
___________________
Steven Gillis